UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 18, 1997 (April 3, 1997)


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




        Delaware                   1-8736                  94-2934609
     (State or other            (Commission             (I.R.S. Employer
     jurisdiction of            File Number)            Identification Number)
     incorporation)



       650 California Street, San Francisco, California         94108-2788
         (Address of principal executive offices)               (Zip Code)


 Registrant's telephone number, including area code: (415) 981-8150
                                                     http://www.homestake.com

Item 5.    Other Events.

           This  Form  8-K is  submitted to  file the document listed below in
           Item 7.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

Exhibit 10.1 First Amendment and Waiver to Credit Agreement dated as of April 3, 1997 among the Registrant, the Lenders, Canadian Imperial Bank of Commerce, as Documentation Agent, The Chase Manhattan Bank of Canada as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, as Administrative Agent.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated:   June 18, 1997


                                       HOMESTAKE MINING COMPANY
                                            (Registrant)



                                    By: /s/ David W. Peat
                                        ------------------
                                        David W. Peat
                                        Vice President and Controller